                                                                 Exhibit 10.2


                             SUBSCRIPTION AGREEMENT
                             ----------------------


                  Family Room Entertainment Corporation, a New Mexico corporation (the "Company") hereby agrees to sell to Alpha Capital Aktiengesellschaft (the "Subscriber"), and the Subscriber agrees to purchase from the Company, the following:

                  (i) A convertible note in the principal amount of $500,000 (the "Note") convertible in accordance with its terms into shares of the Company's $.01 par value per share common stock, a form of which is annexed hereto as EXHIBIT A;

                  (ii) 2,000,000 shares of the Company's $.01 par value per share common stock;

                  (iii) 2,500,000 warrants, each representing the right to purchase one share of the Company's $.01 par value common stock for $3.00 per share of common stock; and

                  (iv) 750,000 warrants, each representing the right to purchase one share of the Company's $.01 par value common stock for $.35 per share of common stock.

                  The common stock issuable upon conversion of the Note, the 2,000,000 shares of common stock described above and the common stock issuable upon exercise of the above-described warrants are referred to herein as "Company Shares", "Shares", "Common Shares" and "Common Stock". The Company Shares issuable upon exercise of the Warrants are sometimes referred to as "Warrant Shares". The 3,250,000 warrants described above are referred to herein as "Warrants". A form of Warrant is annexed hereto as EXHIBIT B. Collectively, the Note, Company Shares, and Warrants are referred to herein as the "Securities."

                  Upon acceptance hereof by the Subscriber and the satisfaction of all conditions to closing herein described, the Company will deliver to the Subscriber the Note and Warrants against payment of $500,000 in U.S. funds and deliver 2,000,000 Shares against delivery of the Subscriber's non-recourse promissory note in the principal amount of $300,000 ("Non-Recourse Promissory Note"), a form of which is annexed hereto as EXHIBIT C. Collectively, the $500,000 funds payment and $300,000 Non-Recourse Promissory Note are referred to as "Purchase Price."

                  The following terms and conditions shall apply to this subscription.

                  1. Subscriber's Representations and Warranties. The Subscriber
                     --------------------------------------------
hereby represents and warrants to and agrees with the Company that:

                           (a) Information on Company. The Subscriber has been
                               -----------------------
furnished or has obtained from the EDGAR Website of the Securities and Exchange Commission (the "Commission") the Company's Form 10-KSB for the year ended June 30, 2002 as filed with the Commission on October 15, 2002, together with all subsequently filed Forms 10-Q, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                           (b) Information on Subscriber. The Subscriber is an
                               -------------------------
"accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                           (c) Purchase of Company Shares and Warrants. On the
                               ---------------------------------------
Closing Date, the Subscriber will purchase the Company Shares and Warrants for its own account and not with a view to any distribution thereof.

                           (d) Compliance with Securities Act. The Subscriber
                               ------------------------------
understands and agrees that the Securities have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration. In any event, the Subscriber may enter into hedging transactions with third parties, which may in turn engage in short sales of the Securities in the course of hedging the position they assume and the Subscriber may also enter into short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle short sales or other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties that in turn may dispose of these Securities.

                           (e) Company Shares Legend. The 2,000,000 Company
                               ----------------------
Shares, and the Warrant Shares, shall bear the following or similar legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FAMILY ROOM ENTERTAINMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (f) Warrants Legend. The Warrants shall bear the
                               ----------------
following OR SIMILAR LEGEND:

                  "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES

                  ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FAMILY ROOM ENTERTAINMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (g) Note Legend. The Note shall bear the following
                               ------------
legend:


                  "THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FAMILY ROOM ENTERTAINMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                           (h) Communication of Offer. The offer to sell the
                               ----------------------
Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                           (i) Correctness of Representations. The Subscriber
                               ------------------------------
represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

                  2. Company Representations and Warranties. The Company
                     ---------------------------------------
represents and warrants to and agrees with the Subscriber that:

                           (a) Due Incorporation. The Company and each of its
                               ------------------
subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

                           (b) Outstanding Stock. All issued and outstanding
                              -------------------
shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                           (c) Authority; Enforceability. This Agreement, the
                               --------------------------
Warrant and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, Warrant and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

                           (d) Additional Issuances. There are no outstanding
                               ---------------------
agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described in the Reports or on Schedule 2(d).

                           (e) Consents. No consent, approval, authorization or
                               ---------
order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the American Stock Exchange ("Amex"), the National Association of Securities Dealers, Inc. ("NASD"), Nasdaq, the OTC Bulletin Board ("Bulletin Board") or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

                           (f) No Violation or Conflict. Assuming the
                               -------------------------
representations and warranties of the Subscriber in Section 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                    (i) violate, conflict with, result in a
breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                                    (ii) result in the creation or imposition of
any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

                           (g) The Securities. The Securities upon issuance:
                               ---------------

                                    (i) are, or will be, free and clear of any
security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

                                    (ii) have been, or will be, duly and validly
authorized and on the date of issuance and on the Closing Date, and the Warrants are exercised, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

                                    (iii) will not have been issued or sold in
violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                                    (iv) will not subject the holders thereof to
personal liability by reason of being such holders.

                           (h) Litigation. There is no pending or, to the best
                               -----------
knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

                           (i) Reporting Company. The Company is a publicly-held
                               -----------------
company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is listed for trading on the Bulletin Board. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                           (j) No Market Manipulation. The Company has not
                              ------------------------
taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                           (k) Information Concerning Company. The Reports
                               ------------------------------
contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                           (l) Stop Transfer. The Securities are restricted
                               --------------
securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Securities, except as may be required by federal securities laws.

                           (m)Defaults. The Company is not in violation of its
                              ---------
Articles of Incorporation or ByLaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

                           (n) No Integrated Offering. Neither the Company, nor
                               -----------------------
any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

                           (o) No General Solicitation. Neither the Company, nor
                               -----------------------
any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                           (p) Listing. The Company's common stock is quoted on,
                               --------
and listed for trading on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such listing. The Company satisfies the requirements for the continued listing of the Common Stock on the Bulletin Board.

                           (q) No Undisclosed Liabilities. The Company has no
                               ---------------------------
liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since June 30, 2002 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in Schedule 2(q).

                           (r) No Undisclosed Events or Circumstances. Since
                               ---------------------------------------
June 30, 2002, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (s) Capitalization. The authorized and outstanding
                               ---------------
capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 2(s). Except as set forth in the Reports and Other Written Information and Schedule 2(s), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                           (t) Dilution. The Company's executive officers and
                               ---------
directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Note and exercise of the Warrants is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement or the Note, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

                           (u) Correctness of Representations. The Company
                               ------------------------------
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

                  3. Regulation D Offering. This Offering is being made pursuant
                     ----------------------
to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as EXHIBIT D. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Note, exercise of the Warrants and issuance and reissuance of the Common Stock.

                  4. Reissuance of Securities. The Company agrees to reissue
                     -------------------------
certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions at the Company's expense necessary to allow such resales provided the Company and its counsel receive reasonably requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, that the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding shares, subject to a Legend Removal Failure, as liquidated damages and not a penalty an amount equal to ten percent (10%) of the Purchase Price attributable to the shares subject to a Legend Removal Failure for each 15-day period or part thereof that such failure continues. For purposes of this Section, $500,000 of the Purchase Price is deemed allocated to the Common Stock issuable upon conversion of the Notes, and $300,000 is deemed allocated to the 2,000,000 Company Shares issuable at the Closing (as hereinafter defined). If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 130% of the applicable Purchase Price.

                  5. Finder's Fee/Legal Fee.
                     -----------------------

                           (a) Legal Fee. The Company shall pay to Grushko &
                               ----------
Mittman, P.C., counsel to the Subscriber a fee of $12,500 ("Legal Fees") as reimbursement for services rendered to Subscriber in connection with this Agreement and the purchase and sale of the Company Shares (the "Offering") and acting as escrow agent for the Offering. The Legal Fees will be payable out of funds held pursuant to a funds escrow agreement ("Escrow Agreement") to be entered into by the Company, Subscriber and Escrow Agent in connection with the Offering.

                           (b) Finder. The Company on the one hand, and the
                               -------
Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement.

                  6. Covenants of the Company. The Company covenants and agrees
                     ------------------------
with the Subscriber as follows:

                              (a) Stop Orders. The Company will advise the
                                  ------------
Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                              (b) Listing. The Company shall promptly secure the
                                  --------
listing of the Company Shares upon each national securities exchange, or automated quotation system, if any, upon which shares of the Company's common stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any Securities are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, NASD OTC Bulletin Board (or any successor entity or the proposed "Bulletin Board Exchange"), or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Bulletin Board and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

                              (c) Market Regulations. The Company shall notify
                                  -------------------
the Commission, the Bulletin Board, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

                              (d) Reporting Requirements. From the Closing Date
                                  -----------------------
and until at least two (2) years after the actual effective date of the Registration Statement on Form SB-2 or such other Registration Statement described in Section 8.1(iv) hereof, the Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act,
(ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that are applicable to an issuer with a class of Shares registered pursuant to Section 12(b) or 12(g) of the Exchange Act, as applicable, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of two (2) years after the actual effective date of the Registration Statement on Form SB-2 or such other Registration Statement described in Section 8.1(iv) hereof. Until the earlier of the resale of the Company Shares by the Subscriber or at least two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing of the Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Principal Market.

                              (e) Use of Proceeds. The Purchase Price will be
                                  ----------------
used by the Company for general working capital, and may not and will not be used for accrued and unpaid officer and director salaries, future officer and director salaries, payment of financing related debt, redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

                                    (f) Reservation of Common Stock. The Company
                                        ---------------------------
undertakes to reserve, pro rata on behalf of each holder of a Note or Warrant, from its authorized but unissued common stock, at all times that Notes or Warrants remain outstanding, a number of common shares equal to not less than 200% of the amount of common shares necessary to allow each such holder to be able to convert all such outstanding Notes, and one common share for each common share issuable upon exercise of the Warrants.

                              (g) Taxes. For a period of two years after the
                                  ------
date hereof, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                              (h) Insurance. For a period of two years after the
                                  ---------
date hereof, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                              (i) Books and Records. For a period of two years
                                  ------------------
after the date hereof, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                              (j) Governmental Authorities. For a period of two
                                  -------------------------
years after the date hereof, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                              (k) Intellectual Property. For a period of two
                                  ----------------------
years after the date hereof, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                           (l) Properties. For a period of two years after the
                               -----------
date hereof, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

                  (m) Blackout. The Company undertakes and covenants that until
                      ---------
the first to occur of (i) the registration statement described in Section 8.1(iv) being effective for one hundred and eighty (180) business days, (ii) until all the Company Shares have been resold pursuant to said registration statement, or (iii) two years after the Closing Date, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement, causing an already effective registration statement to no longer be effective or current, or require the filing of an amendment to an already effective registration statement.

                              (n) Confidentiality. For a period of two years
                                  ----------------
after the date hereof, the Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

                  7. Covenants of the Company and Subscriber Regarding
                     -------------------------------------------------
Indemnification.
----------------

                               (a) The Company agrees to indemnify, hold
harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                                        (b) Subscriber agrees to indemnify, hold
         harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                              (c) The procedures set forth in Section 8.6 shall
apply to the indemnifications set forth in Sections 7(a) and 7(b) above.

                  8.1. Registration Rights. The Company hereby grants the
                       --------------------
following registration rights to holders of the Securities.

                           (i) On one occasion, for a period commencing 91 days
after the Closing Date, but not later than three years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the Company Shares issued on the Closing Date and issuable upon conversion of the Note (the Company Shares issued hereunder on the Closing Date, the Company Shares actually issued and issuable upon conversion of the Note, and one share of common stock issued or issuable upon exercise of the Warrants are referred to collectively as the "Registrable Securities"), shall prepare and file with the Commission a registration statement under the 1933 Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 8.1(i).

                           (ii) If the Company at any time proposes to register
any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 15 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this
Section 8.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 8.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 8.1(ii) without thereby incurring any liability to the Seller.

                           (iii) If, at the time any written request for
registration is received by the Company pursuant to Section 8.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 8.1(ii) rather than Section 8.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 8.1(ii).

                           (iv) The Company shall file with the Commission not
later than February 1, 2003 (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective within ninety (90) days after the Closing Date, a Form SB-2 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for issuance to the Subscriber and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission no later than ninety (90) days after the Closing Date ("Effective Date"). The Company will register a number of shares of Common Stock in the aforedescribed registration statement that is equal to 200% of the number of Company Shares issuable at the Conversion Price in effect at the Closing Date, or actual filing date of the registration statement or any amendment thereto assuming conversion of 100% of the Notes (whichever results in the greatest number of Company shares) and one share of common stock for each of the Company Shares issued on the Closing Date and one share of common stock for each Warrant Share. Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary in order to register additional Company Shares to allow the unlegended reissuance of all Common Stock included and issuable by virtue of the Registrable Securities. The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber in proportion to each Subscriber's interest in the Registrable Securities, and not issued, employed or reserved for anyone other than the Subscriber. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this Section 8.1(iv) except as described on SCHEDULE 8.1.

                  8.2. Registration Procedures. If and whenever the Company is
                       ------------------------
required by the provisions hereof to effect the registration of any shares of Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

                           (a) prepare and file with the Commission a
registration statement required by Section 8.1, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

                           (b) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the later of: (i) until twelve months after all the Company Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or (ii) until such registration statement has been effective for a period of not less than 365 days, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                           (c) furnish to the Seller, at the Company's expense,
such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                           (d) use its best efforts to register or qualify the
Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                           (e) list the Registrable Securities covered by such
registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                           (f) immediately notify the Seller when a prospectus
relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (g) provided same would not be in violation of the
provision of Regulation FD under the 1934 Act, make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

                  8.3. Provision of Documents. In connection with each
                       -----------------------
registration described in this Section 8, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 8.1(i) or 8.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  8.4. Non-Registration Events. The Company and the Subscriber
                       ------------------------
agree that the Seller will suffer damages if any registration statement required under Section 8.1(i) or 8.1(ii) above is not filed within 30 days after written request by the Holder and not declared effective by the Commission within 90 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form SB-2 or such other form described in Section 8.1(iv)], and maintained in the manner and within the time periods contemplated by Section 8 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 8.1(i) or 8.1(ii) is not filed within 30 days of such written request, or is not declared effective by the Commission on or prior to the date that is 90 days after such request, or (ii) the registration statement on Form SB-2 or such other form described in Section 8.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within ten business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 8.1(iv) will not be reviewed, or (iii) any registration statement described in Sections 8.1(i), 8.1(ii) or 8.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i),
(ii) and (iii) of this Section 8.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay, at the Subscriber's option, in cash or stock at the applicable Conversion Price, as Liquidated Damages to each holder of any Registrable Securities for each thirty (30) days or part thereof during the pendency of such Non-Registration Event an amount equal to two percent (2%), of the principal of the Notes issued in the Offering, and principal amount of the Notes converted into Company Shares, owned of record by such holder or issuable as of or subsequent to the occurrence of such Non-Registration Event and two percent (2%) of the Purchase Price of $300,000 allocated to the purchase of 2,000,000 Common Shares on the Closing Date, which are subject to such Non-Registration Event. Payments to be made pursuant to this Section 8.4 shall be due and payable within ten (10) business days after demand in immediately available funds. In the event a Mandatory Redemption Payment is demanded from the Company by the Holder pursuant to Section 8.2 of this Subscription Agreement, then the Liquidated Damages described in this Section 8.4 shall no longer accrue on the portion of the Purchase Price underlying the Mandatory Redemption Payment, from and after the date the Holder receives the Mandatory Redemption Payment. It shall also be deemed a Non-Registration Event if at any time a Note is outstanding, there is less than 125% of the amount of Common Shares necessary to allow full conversion of such Note at the then applicable Conversion Price, registered for unrestricted resale in an effective registration statement.

                  8.5. Expenses. All expenses incurred by the Company in
                       ---------
complying with Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 8. Selling Expenses in connection with each registration statement under Section 8 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

                  8.6. Indemnification and Contribution.
                       ---------------------------------

                           (a) In the event of a registration of any Registrable
Securities under the 1933 Act pursuant to Section 8, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 8.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

                           (b) In the event of a registration of any of the
Registrable Securities under the 1933 Act pursuant to Section 8, the Seller will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                           (c) Promptly after receipt by an indemnified party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 8.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 8.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In order to provide for just and equitable
contribution in the event of joint liability under the 1933 Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 8.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not[?] provided under this Section 8.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  8.7. Delivery of Unlegended Shares.
                       ------------------------------

                           (a) In connection with Registrable Securities that
have been issued to the Subscriber with the legend set forth in Section 1(e) above, within three (3) business days (such third business day, the "Unlegended Delivery Date") after the business day on which the Company has received a notice that (i) such Registrable Securities have been sold, (ii) a representation that the prospectus delivery requirements, if applicable, have been satisfied, and (iii) and the original Company Share certificate, the Company at its expense, (i) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, for the delivery of unlegended Company Shares issuable pursuant to any effective and current registration statement described in Section 8 of this Agreement (the "Unlegended Shares"); and (ii) transmit the certificates representing the Unlegended Shares, with a legended certificate representing the balance of the unsold Company Shares to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Delivery Date.

                           (b) In lieu of delivering physical certificates
representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Subscriber and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

                           (c) The Company understands that a delay in the
delivery of the Unlegended Shares pursuant to Section 8 hereof beyond the Unlegended Delivery Date could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Unlegended Delivery Date for each $10,000 of Purchase Price of the Company Shares delivered to the Company for reissuance as Unlegended Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                           (d) In addition to any other rights available to the
Subscriber, if the Company fails to deliver to the Subscriber Unlegended Shares within ten (10) calendar days after the Unlegended Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the Company Shares which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Company Shares delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Company Shares delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                  9.1. Conversion of Note.
                       -------------------

                           (a) Upon the conversion of the Note or part thereof,
the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of common stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that, unless waived by the Subscriber, the Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Shares provided the Shares are being sold pursuant to an effective registration statement covering the Shares or are otherwise exempt from registration.

         (b) Subscriber will give notice of its decision to exercise its right to convert the Note or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed to EXHIBIT A hereto) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 11(a) of this Agreement. The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will or cause the transfer agent to transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within three (3) business days after receipt by the Company of the Notice of Conversion (the "Delivery Date"). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber, if requested by Subscriber provided an original Note is delivered to the Company. To the extent that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

                           (c) The Company understands that a delay in the
delivery of the Shares in the form required pursuant to Section 9 hereof, or the Mandatory Redemption Amount described in Section 9.2 hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay liquidated damages to the Subscriber for late issuance of Shares in the form required pursuant to Section 9 hereof upon Conversion of the Note or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Note principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

                           (d) Nothing contained herein or in any document
referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                  9.2. Mandatory Redemption at Subscriber's Election. In the
                       ----------------------------------------------
event the Company fails to timely deliver Shares on a Delivery Date, or upon the occurrence of any other Event of Default (as defined in the Note) or for any reason other than pursuant to the limitations set forth in Section 9.3 hereof, then at the Subscriber's election, the Company must pay to the Subscriber ten
(10) business days after request by the Subscriber or on the Delivery Date (if requested by the Subscriber) a sum of money determined by (i) multiplying an amount of outstanding principal of the Note designated by the Subscriber by 130%, or (ii) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a Deemed Conversion Date) at the Conversion Price by the highest closing price of the Common Stock on the principal market from the Deemed Conversion Date until the day prior to the receipt of the Mandatory Redemption Payment, whichever is greater ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal will be deemed paid and no longer outstanding.

                  9.3. Maximum Conversion. The Subscriber shall not be entitled
                       -------------------
to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 9.99% of the outstanding shares of common stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Subscriber may exceed 9.99%. The Subscriber may void the conversion limitation described in this
Section 9.3 upon 75 days prior written notice to the Company. The Subscriber may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

                  9.4. Injunction - Posting of Bond. In the event a Subscriber
                       -----------------------------
shall elect to convert a Note or part thereof, the Company may not refuse conversion based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said Note shall have been sought and obtained by the Company and the Company shall have posted a surety bond for the benefit of such Subscriber in the amount of 130% of the amount of the Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment.

                  9.5. Buy-In. In addition to any other rights available to the
                       -------
Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if ten (10) days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In. The delivery date by which Common Stock must be delivered pursuant to this Section 9.5 shall be tolled for the amount of days that the Subscriber does not deliver information reasonably requested by the Company's transfer agent.

                  9.6 Adjustments. The Conversion Price and amount of Shares
                      ------------
issuable upon conversion of the Notes shall be adjusted to offset the effect of stock splits, stock dividends and pro rata distributions of property or equity interests to the Company's shareholders.

                  10. Right of First Refusal. Until 180 days after the Closing
                      -----------------------
Date, the occurrence of a Non-Registration Event, or until a majority of the Company Shares have been resold pursuant to an effective registration statement, whichever is latest (the "Exclusion Period"), the Subscriber shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) as may have been described in the Reports or Other Written Information prior to the Closing Date (collectively "Excepted Issuances"). The Subscriber shall have the right during the seven (7) business days following the notice to agree to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of seven (7) business days following the notice of modification, whichever is longer, to exercise such right.

                  11. Offering Restrictions. Except as disclosed in the reports
                      ----------------------
or Other Written Information filed with the Commission or made available to the Subscriber prior to the Closing Date, or in connection with Excepted Issuances, the Company will not issue any equity, convertible debt or other securities convertible into common stock on any terms more favorable to such other investor than any of the terms of the Offering, until after the Exclusion Period without the written consent of the Subscriber.

                  12. Favored Nations Provision. Until after the Exclusion
                      --------------------------
Period, the Company shall not offer, issue or agree to issue any common stock of the Company or securities convertible into or exercisable for shares of common stock of the Company to any person, firm or corporation at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect without the consent of the Subscriber still holding Securities during the Exclusion Period, except for (i) employee stock options,
(ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, or (iii) any sale in connection with the exercise of warrants or options or the conversion of a convertible security or other right to acquire stock disclosed in the Reports or Other Written Information filed or delivered prior to the Closing Date (collectively "Excepted Issuances"), then the Company shall issue for each such occasion additional Company Shares to the Subscriber so that the average per share purchase price of the Company Shares issued and held by the Subscriber is equal to such other lower price per share. The Warrant "Purchase Price" (as defined in the Warrant) shall be reduced to equal such other lower purchase price. The delivery to the Subscriber of the additional Company Shares and the effective date of the reduction of the Warrant "Purchase Price" shall be not later than the closing date of the transaction giving rise to the requirement to issue additional Company Shares or Warrant "Purchase Price" reduction. The Subscriber is granted the registration rights described in Section 8 hereof in relation to such additional Company Shares and Warrants except that the Filing Date and Effective Date vis-a-vis such additional common shares and common shares issuable upon exercise of the Warrant shall be respectively the sixtieth (60th) and one hundred and twentieth (120th) date after the closing date giving rise to the requirement to issue the additional Company Shares and Warrant "Purchase Price" reduction. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of common stock or of any warrant, right or option to purchase common stock shall result in the issuance of the additional Company Shares and an adjustment to the Warrant "Purchase Price" upon the issuance of such convertible security, warrant, right or option and again upon any subsequent issuances of shares of common stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then purchase price per share of the Company Shares or Warrant "Purchase Price."

                  13. Miscellaneous.
                      --------------

                           (a) Notices. All notices, demands, requests,
                               -------
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to Family Room Entertainment Corporation, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, CA 90046, telecopier: (323) 850-2831, with a copy by telecopier only to: Owen M. Naccarato, Esq., 19600 Fairchild, Suite 260, Irvine, CA 92612, telecopier: (818) 255-4997, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number:
(212) 697-3575.

                           (b) Closing. The consummation of the transactions
                               --------
contemplated herein shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to the Company (the "Closing Date"). The Subscriber agrees that the Closing must take place not later than one business day after the Subscriber has been notified by the Company of the Filing Date.

                           (c) Entire Agreement; Assignment. This Agreement and
                               -----------------------------
other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                           (d) Execution. This Agreement may be executed by
                               ----------
facsimile transmission, and in counterparts, each of which will be deemed an original.

                           (e) Law Governing this Agreement. This Agreement
                               -----------------------------
shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                           (f) Specific Enforcement, Consent to Jurisdiction.
                              -----------------------------------------------
The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       59
Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                FAMILY ROOM ENTERTAINMENT CORPORATION
                                           A New Mexico Corporation


                                           By:    /s/ George Furla
                                             ---------------------------------
                                                   Name:
                                                   Title:

                                           Dated: January 10, 2003



Dated as of January 10, 2003



/s/  Mr. Konard Ackerman
----------------------------------------
(Signature)
ALPHA CAPITAL AKTIENGESELLSCHAFT - Subscriber
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

                         LIST OF EXHIBITS AND SCHEDULES
                         ------------------------------


         Exhibit A                  Form of Note
         Exhibit B                  Form of Warrant
         Exhibit C                  Subscriber's Non-Recourse Note
         Exhibit D                  Form of Legal Opinion
         Schedule 2(d)              Additional Issuances
         Schedule 2(q)              Undisclosed Liabilities
         Schedule 2(s)              Capitalization
         Schedule 8.1               Other Securities to be Registered